------------------------------------------------------------------
                    A N N U A L   R E P O R T
------------------------------------------------------------------

S E L I G M A N
------------------------
M U T U A L
------------------------
B E N E F I T
------------------------
P L A N

J&WS

December 31, 1996

TOTAL RETURNS*
For the Year Ended December 31, 1996
   Seligman Capital Sub-Account......................................... 13.09%
   Seligman Cash Management Sub-Account.................................  4.18
   Seligman Common Stock Sub-Account.................................... 18.59
   Seligman Fixed Income Securities Sub-Account......................... (1.20)
   Seligman Income Sub-Account..........................................  5.25

-------------------
* Total returns of the Separate Account are based on the performance of the Seligman Portfolios, Inc., the underlying investment vehicle for the Seligman Mutual Benefit Plan, less separate account charges.

                                       SELIGMAN               P.O. Box 13326
                                       MUTUAL          Kansas City, MO 64199
                                       BENEFIT
                                       PLAN

                                                           February 11, 1997

Dear Contract Owner:

As Manager of the Seligman Portfolios, Inc., we are pleased to provide the enclosed audited financial statements and accompanying information for the Seligman Mutual Benefit Plan (the "Separate Account") and Seligman Portfolios, Inc. for the year ended December 31, 1996.

      A constructive economic environment supported strong corporate earnings in most industries during 1996. In spite of continued corporate downsizing and restructuring, the unemployment rate fell as low as 5.2% in August and ended the year at 5.3%, as compared to 5.6% in December 1995. Simply put, the increased competitiveness of US industry and the low inflation environment provided strong fundamental support to higher equity prices and improved results in the fixed-income markets, particularly in the last half of the year.

      Driven by the outstanding performance of a small number of the largest stocks, the US large-capitalized equity markets continued to advance in 1996, setting new highs and rebounding from sharp short-term setbacks. The S&P 500's total return for the year was 22.96%, and the Dow Jones Industrial Average
(DJIA) posted an exceptional total return of 28.91%.

      The fixed-income markets, in contrast, had a less positive year. In the first two quarters of the year, the markets were hindered by persistent concerns that the economy's unexpected vigor would produce higher levels of inflation and, in turn, increases in interest rates. However, performance improved in the last two quarters of the year, as low levels of inflation prevailed despite continued economic growth. The yield on the benchmark 30-year Treasury bond reflected the changing perceptions of inflationary pressure, rising from 5.95% on December 31, 1995, to end the year at 6.64%. Additionally, the yield on the benchmark three-month Treasury bill ended the year at 5.17%, modestly higher than the 5.05% yield at year-end 1995.

      Looking ahead, the economic environment supporting the US financial markets remains generally positive, given continued modest economic growth, low inflation, and bipartisan efforts to balance the federal budget without raising taxes. While we always recognize that there could be further short-term volatility, we remain positive about the long-term outlook for the US economy and the financial markets.




                                  Respectfully,



                                  William C. Morris
                                  Chairman
                                  J. & W. Seligman & Co. Incorporated

                                    -- 1 --

Seligman Mutual Benefit Plan
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                           December 31, 1996
-------------------------------------------------------------------------------

ASSETS
Investments in Seligman Portfolios, Inc.:
   Seligman Bond (formerly Fixed Income Securities) Portfolio--222,241 shares at Net Asset Value of $9.89
      (cost--$2,212,303)............................................................................           $  2,197,966
   Seligman Capital Portfolio--290,556 shares at Net Asset Value of $16.01 (cost--$4,255,353).......              4,651,808
   Seligman Cash Management Portfolio--1,607,548 shares at Net Asset Value of $1.00
      (cost--$1,607,548)............................................................................              1,607,548
   Seligman Common Stock Portfolio--865,315 shares at Net Asset Value of $15.92 (cost--$13,789,259).             13,775,820
   Seligman Income Portfolio--406,563 shares at Net Asset Value of $10.52 (cost--$4,399,128)........              4,277,041
                                                                                                                -----------
TOTAL ASSETS........................................................................................             26,510,183
LIABILITIES
Due to MBL Life--Note 4.............................................................................                 33,532
                                                                                                                -----------
NET ASSETS..........................................................................................            $26,476,651
                                                                                                                ===========
Net assets attributable to Variable Annuity Contract Owners--Note 3.................................            $26,476,651
                                                                                                                ===========

--------------------------
See Notes to Financial Statements.


-------------------------------------------------------------------------------
Combined Statement of Operations                   Year Ended December 31, 1996
-------------------------------------------------------------------------------

                                                                   SELIGMAN                       SELIGMAN
                                                    SELIGMAN         CASH          SELIGMAN     FIXED INCOME    SELIGMAN
                                                     CAPITAL      MANAGEMENT     COMMON STOCK    SECURITIES      INCOME
                                      COMBINED     SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT
                                      ---------    -----------    -----------    ------------   ------------   -----------
INVESTMENT INCOME:
Dividends.........................    $  687,448   $ 11,444       $87,848        $  249,692     $118,438       $220,026
Capital gain distributions.......      2,055,970    278,482            --         1,714,406           --         63,082
                                      ----------   --------       -------        ----------     --------       --------
Total investment income...........     2,743,418    289,926        87,848         1,964,098      118,438        283,108
                                      ----------   --------       -------        ----------     --------       --------
EXPENSES--Note 4:
Mortality and expense risk charges       370,504     63,594        20,781           193,324       29,885         62,920
Asset-based sales charge..........         2,390        353           179             1,190          122            546
Administration charge.............        25,724      4,335         1,739            12,640        2,610          4,400
                                      ----------   --------       -------        ----------     --------       --------
Total expenses....................       398,618     68,282        22,699           207,154       32,617         67,866
                                      ----------   --------       -------        ----------     --------       --------
NET INVESTMENT INCOME ............     2,344,800    221,644        65,149         1,756,944       85,821        215,242
                                      ----------   --------       -------        ----------     --------       --------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS--Note 5:
Net realized gain (loss) on sales
   of investments.................     1,410,886    267,715            --         1,199,207          855        (56,891)
Net change in unrealized
   appreciation/depreciation
   of investments.................      (175,771)   149,798            --          (283,134)    (126,285)        83,850
                                      ----------   --------       -------        ----------     --------       --------
NET GAIN (LOSS) ON INVESTMENTS....     1,235,115    417,513            --           916,073     (125,430)        26,959
                                      ----------   --------       -------        ----------     --------       --------
NET INCREASE (DECREASE)
   IN NET ASSETS RESULTING
   FROM OPERATIONS................    $3,579,915   $639,157       $65,149        $2,673,017     $(39,609)      $242,201
                                      ----------   --------       -------        ----------     --------       --------
                                      ----------   --------       -------        ----------     --------       --------


See Notes to Financial Statements.

                          -- 2 --

                          SELIGMAN MUTUAL BENEFIT PLAN
-------------------------------------------------------------------------------
COMBINED STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                                                         SELIGMAN
                                                                        SELIGMAN CAPITAL             CASH MANAGEMENT
                                               COMBINED                    SUB-ACCOUNT                  SUB-ACCOUNT
                                     -----------------------      -----------------------       -----------------------
                                       YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,       YEAR ENDED DECEMBER 31,
                                     -----------------------      -----------------------       -----------------------
                                          1996          1995           1996          1995           1996          1995
                                      ------------  ------------   ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income.............   $ 2,344,800   $ 2,860,482     $  221,644    $  325,286     $   65,149   $   81,990
Net realized gain (loss) on sales
   of investments.................     1,410,886      (241,216)       267,715      (354,072)            --           --
Net change in unrealized
   appreciation/depreciation
   of investments.................      (175,771)    4,131,889        149,798     1,170,734             --           --
                                     -----------   -----------     ----------    ----------     ----------   ----------
Net increase (decrease) resulting
   from operations................     3,579,915     6,751,155        639,157     1,141,948         65,149       81,990
                                     -----------   -----------     ----------    ----------     ----------   ----------
FROM CONTRACT OWNERS'
TRANSACTIONS--Note 2:
Net transfers between
   sub-accounts..................             --            --        (18,341)       99,124        199,559      (37,710)
Redemptions and annuity benefits.    (10,273,215)   (9,687,905)    (1,182,694)     (810,103)      (481,155)    (913,272)
                                     -----------   -----------     ----------    ----------     ----------   ----------
Decrease in net assets resulting
   from Contract Owners'
   transactions..................    (10,273,215)   (9,687,905)    (1,201,035)     (710,979)      (281,596)    (950,982)
                                     -----------   -----------     ----------    ----------     ----------   ----------
(Increase) decrease in amount due
   MBL Life--Note 4..............         (4,438)      (15,212)            19           612             24          159
                                     -----------   -----------     ----------    ----------     ----------   ----------
Increase (decrease) in net assets     (6,697,738)   (2,951,962)      (561,859)      431,581       (216,423)    (868,833)
NET ASSETS:
Beginning of year................     33,174,389    36,126,351      5,215,774     4,784,193      1,824,530    2,693,363
                                     -----------   -----------     ----------    ----------     ----------   ----------
End of year......................    $26,476,651   $33,174,389     $4,653,915    $5,215,774     $1,608,107   $1,824,530
                                     ============  ===========     ==========    ==========     ==========   ==========


See Notes to Financial Statements.
                                           -- 3 --

                          SELIGMAN MUTUAL BENEFIT PLAN
-------------------------------------------------------------------------------
COMBINED STATEMENTS OF CHANGES IN NET ASSETS (continued)
-------------------------------------------------------------------------------

                                                                            SELIGMAN
                                               SELIGMAN                   FIXED INCOME                   SELIGMAN
                                             COMMON STOCK                  SECURITIES                     INCOME
                                              SUB-ACCOUNT                  SUB-ACCOUNT                  SUB-ACCOUNT
                                     -----------------------      -----------------------       -----------------------
                                       YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,      YEAR ENDED DECEMBER 31,
                                     -----------------------      -----------------------       -----------------------
                                          1996          1995           1996          1995           1996          1995
                                      ------------  ------------   ------------  ------------   ------------  ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income .............   $ 1,756,944    $ 1,774,447    $   85,821    $  107,972     $  215,242    $  570,787
Net realized gain (loss) on sales
   of investments..................     1,199,207        403,366           855       (72,603)       (56,891)     (217,907)
Net change in unrealized
   appreciation/depreciation
   of investments..................      (283,134)     1,794,616      (126,285)      392,734         83,850       773,805
                                      -----------    -----------    ----------    ----------     ----------    ----------
Net increase (decrease) resulting
   from operations.................     2,673,017      3,972,429       (39,609)      428,103        242,201     1,126,685
                                      -----------    -----------    ----------    ----------     ----------    ----------
FROM CONTRACT OWNERS'
TRANSACTIONS--Note 2:
Net transfers between
   sub-accounts....................       (34,638)        (5,440)      (40,143)      (14,658)      (106,437)      (41,316)
Redemptions and annuity benefits...    (5,794,194)    (4,837,670)     (365,200)     (526,494)    (2,449,972)   (2,600,366)
                                      -----------    -----------    ----------    ----------     ----------    ----------
Decrease in net assets resulting
   from Contract Owners'
   transactions....................    (5,828,832)    (4,843,110)     (405,343)     (541,152)    (2,556,409)   (2,641,682)
                                      -----------    -----------    ----------    ----------     ----------    ----------
(Increase) decrease in amount due
   MBL Life--Note 4.................       (2,711)       (13,400)        2,952        (1,411)        (4,722)       (1,172)
                                      -----------    -----------    ----------    ----------     ----------    ----------
Increase (decrease) in net assets..    (3,158,526)      (884,081)     (442,000)     (114,460)    (2,318,930)   (1,516,169)
NET ASSETS:
Beginning of year..................    16,913,113     17,797,194     2,632,543     2,747,003      6,588,429     8,104,598
                                      -----------    -----------    ----------    ----------     ----------    ----------
End of year........................   $13,754,587    $16,913,113    $2,190,543    $2,632,543     $4,269,499    $6,588,429
                                      -----------    -----------    ----------    ----------     ----------    ----------
                                      -----------    -----------    ----------    ----------     ----------    ----------

See Notes to Financial Statements.

                                     -- 4 --

                          SELIGMAN MUTUAL BENEFIT PLAN
------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------------

1. The Seligman Mutual Benefit Plan (the "Plan") is a unit investment trust registered under the Investment Company Act of 1940, as amended, and a separate account of the MBL Life Assurance Corporation ("MBL Life") established under the insurance laws of New Jersey. MBL Life provides for variable accumulation and benefits under the Plan's contract by crediting annuity considerations to one or more Variable Accumulation Sub-Accounts ("sub-account") within the Plan or the Fixed Accumulation Account, as elected by the Contract Owner. Significant accounting policies of the Plan are as follows:

   a. Investments -- Investments are valued at net asset value. The Plan invests exclusively in shares of the following five portfolios of Seligman Portfolios, Inc. (the "Fund"), a series Fund: Seligman Bond Portfolio (formerly "Seligman Fixed Income Securities Portfolio"), Seligman Capital Portfolio, Seligman Cash Management Portfolio, Seligman Common Stock Portfolio, and Seligman Income Portfolio. Shares are purchased in each portfolio, in accordance with the Contract Owner's allocation of net purchase payments (see Note 2), at the net asset value of such shares on the date monies are received. Cost represents the aggregate of such purchases at net asset value. Dividends from net investment income and capital gain distributions are recognized on the ex-dividend date. Except for the Seligman Cash Management Portfolio, which declares daily dividends, dividends and capital gain distributions, if any, are declared annually.

   b. Federal Income Taxes -- The Plan does not provide for Federal income taxes since the operations of the Plan form a part of, and are taxed with, the total operations of MBL Life which is taxed as a "life insurance company" under the Internal Revenue Code. Earnings and realized capital gains and losses, if any, of the Plan attributable to the Contract Owners, are excluded in the determination of the Federal income tax liability of MBL Life.

   c. Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

2. On April 29, 1994, the Third Amended Plan of Rehabilitation (the "Plan of Rehabilitation") of Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit Life"), which as confirmed by the Superior Court of New Jersey reaffirmed the status of the Account as a separate account, was implemented. Pursuant to the terms of the Plan of Rehabilitation, substantially all of the assets and liabilities of Mutual Benefit Life were transferred to MBL Life. In addition, the assets and liabilities of the Plan were transferred to a new separate account of MBL Life. Also, as of April 29, 1994, the ownership of the stock of MBL Life was transferred to a Trust, of which the New Jersey Commissioner of Banking and Insurance is the sole Trustee.

MBL Life has decided that it will not accept applications for new contracts nor will it accept additional purchase payments under existing contracts, including transfers from the Fixed Accumulation Account to any sub-account of the Plan. In addition, requests for transfers of amounts to the Fixed Accumulation Account from the Plan will not be accepted. Annuity payments which commenced prior to July 16, 1991 and any death benefits payable, both before and after July 16, 1991, are unaffected and will continue to be paid under the terms of the Plan of Rehabilitation. In addition, the Plan of Rehabilitation permits redemptions of amounts from any sub-account of the Plan to continue, as requested, along with transfers between sub-accounts within the Plan.

3. The net assets of the Plan, attributable to Variable Annuity Contract Owners at December 31, 1996, are as follows:

                                                                                              UNIT           ACCUMULATION
                       VARIABLE ACCUMULATION SUB-ACCOUNT                   UNITS OWNED        VALUE              VALUE
                        -------------------------------                    -----------        -----          ------------
   Seligman Capital Sub-Account................................               173,135         $26.880        $ 4,653,915
   Seligman Cash Management Sub-Account........................             1,151,458           1.397          1,608,107
   Seligman Common Stock Sub-Account...........................               492,347          27.937         13,754,587
   Seligman Fixed Income Securities Sub-Account................               138,915          15.769          2,190,543
   Seligman Income Sub-Account.................................               215,733          19.791          4,269,499
                                                                                                             -----------
Net assets attributable to Variable Annuity Contract Owners                                                  $26,476,651
                                                                                                             -----------

4. A charge, at the annual rate of 1.25% of the asset value of each sub-account, is made daily against Plan assets for mortality and expense risks assumed by MBL Life and for provision of the minimum death benefit. During 1996, all of the Contracts, previously subject to an asset-based sales charge, reached their fifth contractual anniversary and are no longer subject to such charge.

Administration charges are made against the Contract Owner's account by redemption of variable accumulation units.

                                     -- 5 --

                          SELIGMAN MUTUAL BENEFIT PLAN
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
-------------------------------------------------------------------------------
Any portion of the above charges,
retained in the Plan and due to MBL Life, participates ratably in the investment performance of the Plan.

5. Aggregate purchases and proceeds from the sales of investments for the year ended December 31, 1996, amounted to $10,580,865 and $18,509,244, respectively. The net realized gain (loss) on sales of investments was calculated as follows:

                                                                    SELIGMAN                     SELIGMAN
                                                     SELIGMAN         CASH         SELIGMAN    FIXED INCOME    SELIGMAN
                                                      CAPITAL      MANAGEMENT    COMMON STOCK   SECURITIES      INCOME
                                       COMBINED     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                     -----------    -----------    -----------    -----------   -----------    -----------
Proceeds from sales of investments.  $18,509,244    $2,236,362     $958,817       $9,793,712    $893,268       $4,627,085
Cost of investments sold...........   17,098,358     1,968,647      958,817        8,594,505     892,413        4,683,976
                                     -----------    ----------     --------       ----------    --------       ----------
Net realized gain (loss)
   on investments..................  $ 1,410,886    $  267,715     $     --       $1,199,207    $    855       $  (56,891)
                                     -----------    ----------     --------       ----------    --------       ----------
                                     -----------    ----------     --------       ----------    --------       ----------

The net change in unrealized appreciation/depreciation was calculated as follows:

                                                                    SELIGMAN                     SELIGMAN
                                                     SELIGMAN         CASH         SELIGMAN    FIXED INCOME    SELIGMAN
                                                      CAPITAL      MANAGEMENT    COMMON STOCK   SECURITIES      INCOME
                                       COMBINED     SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                     -----------    -----------    -----------    -----------   -----------    -----------
UNREALIZED APPRECIATION (DEPRECIATION)
   OF INVESTMENTS:
Beginning of year................    $ 422,363      $246,657       $        --    $ 269,695     $ 111,948      $(205,937)
End of year......................      246,592       396,455                --      (13,439)      (14,337)      (122,087)
                                     ---------      --------       -----------    ---------     ---------      ---------
Net change in unrealized
   appreciation/depreciation
   of investments................    $(175,771)     $149,798       $        --    $(283,134)    $(126,285)     $  83,850
                                     ---------      --------       -----------    ---------     ---------      ---------
                                     ---------      --------       -----------    ---------     ---------      ---------

6. The changes in the number of accumulation units outstanding were as follows, see Note 2:

                                                                    SELIGMAN                     SELIGMAN
                                                     SELIGMAN         CASH         SELIGMAN    FIXED INCOME    SELIGMAN
                                                      CAPITAL      MANAGEMENT    COMMON STOCK   SECURITIES      INCOME
                                                    SUB-ACCOUNT    SUB-ACCOUNT    SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                    -----------    -----------    -----------   -----------    -----------
FOR THE YEAR ENDED DECEMBER 31, 1995
Balance at beginning of year...............         254,801        2,120,138      954,391       203,947       508,739
Issued as a result of sub-account transfers          80,026        1,329,745      369,393        39,943       142,243
Redemptions and sub-account transfers......        (114,790)      (2,083,486)    (604,326)      (78,502)     (298,285)
                                                   --------       ----------     --------       -------      --------
Balance at end of year.....................         220,037        1,366,397      719,458       165,388       352,697
                                                   --------       ----------     --------       -------      --------
                                                   --------       ----------     --------       -------      --------

FOR THE YEAR ENDED DECEMBER 31, 1996
Balance at beginning of year...............         220,037        1,366,397      719,458       165,388       352,697
Issued as a result of sub-account transfers          32,053          476,985      133,074        24,545        99,767
Redemptions and sub-account transfers......         (78,955)        (691,924)    (360,185)      (51,018)     (236,731)
                                                   --------       ----------     --------       -------      --------
Balance at end of year.....................         173,135        1,151,458      492,347       138,915       215,733
                                                   --------       ----------     --------       -------      --------
                                                   --------       ----------     --------       -------      --------

                            -- 6 --

                          SELIGMAN MUTUAL BENEFIT PLAN
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

The Variable Annuity Contract Owners
Seligman Mutual Benefit Plan

We have audited the accompanying statement of assets and liabilities of the Seligman Mutual Benefit Plan (the "Plan") as of December 31, 1996, the related combined statement of operations for the year then ended and the combined statements of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Seligman Mutual Benefit Plan as of December 31, 1996, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.


                                          COOPERS & LYBRAND L.L.P.

Parsippany, New Jersey
February 11, 1997

                                -- 7 --

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